UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

      FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/12 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
M a r c h 3 1 , 2 0 1 2
DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS	Value Line Asset Allocation Fund, Inc.
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00086037

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Enclosed is your annual report for the fiscal year ended March 31, 2012. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

We’re pleased to report that the Value Line Asset Allocation Fund, Inc. (the “Fund”) earned a total return of 9.38% for the 12-month period. That outpaced both the 8.54% total return of the Standard & Poor’s 500 Index(1) and the 8.53% total return of the Barclays Capital U.S. Government/Credit Bond Index(2) in the same period. Your Fund benefited from an overweighting and good stock selection in the Consumer Discretionary Sector, an underweighting in the weak Energy Sector, and good stock selection in the Healthcare Sector.

Since the Fund’s inception in 1993, it has achieved an average total return of 9.76% a year through March 31, 2012. It’s noteworthy that this has been accomplished even while holding a significant portion of assets in bonds and cash, thus limiting the risk exposure of our shareholders. Morningstar, the independent mutual fund advisory service, gives the Fund an overall rank of Five Stars as of March 31, 2012, in the Aggressive Allocation category. The Fund scored a Return rating of Above Average and a Risk rating of Low compared to its category peers for the 3,5,10-year, and overall periods. The Fund carries a ten-year rating of Five Stars (out of 108 funds), a five-year rating of Five Stars (287 funds), and a three-year rating of Four Stars (320 funds). Lipper, another independent mutual fund advisory service, awards the Fund its top Lipper Leader rating of 5 for Consistent Return and for Tax Efficiency, versus its peers as of March 31, 2012. Stephen Grant has been lead manager of the Fund since inception.

The key to the Fund’s long-term success is our disciplined investment strategy. This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to consistently increase their earnings and stock price over time. The resulting high quality of the portfolio’s holdings is one more way that we limit the risk exposure of our shareholders. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum.

Yet another way we reduce risk is through wide diversification in the stock portion of the portfolio. The Fund currently holds about 200 stocks across many different industries and representing a wide variety of company sizes. Large-capitalization companies make up about 40% of the stock investments; mid-cap, 40%; and small-cap, 20%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues. The portfolio currently holds a variety of Treasury, government agency, mortgage and corporate bonds, with average maturities of intermediate term.

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)
The Barclays Capital U.S. Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectus can be obtained by going to our website at www.vlfunds.com or calling 800.243-2729.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

As of the fiscal year-end on March 31, 2012, the Fund’s asset allocation was about 68% in stocks, 28% in bonds, and 4% in cash equivalents. During the prior 12-month period we took advantage of pullbacks in stock prices to put more cash to work in stocks, increasing the stock allocation to as much as 80% of assets in late 2011. As the stock market rebounded in early 2012, we reallocated assets out of stocks and back into bonds. Asset allocation of the Fund is primarily determined by Value Line’s proprietary stock market model, which monitors certain economic and financial variables.

We will maintain our time-tested discipline. Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five-, and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year rating / 40% three-year rating. At least 10 years uses 50% ten-year rating / 30% five-year rating / 20% three-year rating.

Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation, and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year, and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1.

Value Line Asset Allocation Fund, Inc.

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth, while stronger, was still disappointing at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak. There were additional pressures on the market coming from Europe stemming from the sovereign debt crisis and increasing fears of a double dip recession.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appeared to satisfy few constituents. It surely did not satisfy Standard & Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

The market posted a strong rally in final quarter of 2011. Investors increased their purchase of risk assets as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.1%. This positive momentum followed the markets into the new year. An improving job market, rising stock prices, and housing starts near a 3-year high are combing to add lift to the U.S. economy.

Value Line Asset Allocation Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index (the “Indices”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Asset Allocation Fund, Inc.,
Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/12	9.38%	$10,938
5 years ended 3/31/12	4.34%	$12,368
10 years ended 3/31/12	6.04%	$17,980

*	The S&P 500 Index is representative of the U.S. stock market.

The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 through March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/11	Ending account value 3/31/12	Expenses paid during period 10/1/11 thru 3/31/12*

Actual	$1,000.00	$1,192.51	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.52	$6.54

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at March 31, 2012 (unaudited)

Ten Largest Holdings

Issue	Shares/ Principal Amount	Value	Percentage of Net Assets
Federal National Mortgage Association, 1.25%, 1/30/17	$1,500,000	$1,503,636	2.0%
Verizon Communications, Inc., 8.75%, 11/1/18	$1,000,000	$1,357,026	1.8%
U.S. Treasury Bonds, 5.50%, 8/15/28	$1,000,000	$1,338,438	1.7%
BellSouth Corp., 5.20%, 9/15/14	$1,000,000	$1,100,563	1.4%
U.S. Treasury Notes, 2.00%, 4/30/16	$1,000,000	$1,047,578	1.4%
U.S. Treasury Notes, 1.88%, 4/30/14	$1,000,000	$1,030,938	1.3%
Government National Mortgage Association, 3.00%, 10/20/40	$994,448	$1,027,788	1.3%
Alexion Pharmaceuticals, Inc.	11,000	$1,021,460	1.3%
U.S. Treasury Notes, 0.88%, 1/31/17	$1,000,000	$993,828	1.3%
U.S. Treasury Notes, 1.38%, 12/31/18	$1,000,000	$989,453	1.3%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments	March 31, 2012

Shares		Value
COMMON STOCKS (68.4%)

	CONSUMER DISCRETIONARY (13.6%)
6,000	Arbitron, Inc.	$221,880
2,200	AutoZone, Inc. *	817,960
3,000	Bed Bath & Beyond, Inc. *	197,310
2,000	BJ’s Restaurants, Inc. *	100,700
5,400	BorgWarner, Inc. *	455,436
6,000	Brinker International, Inc.	165,300
2,000	Buffalo Wild Wings, Inc. *	181,380
1,000	Chipotle Mexican Grill, Inc.*	418,000
2,400	Coach, Inc.	185,472
3,000	Darden Restaurants, Inc.	153,480
3,600	Deckers Outdoor Corp. *	226,980
6,000	Domino’s Pizza, Inc.	217,800
3,000	DSW, Inc. Class A	164,310
2,000	Fossil, Inc. *	263,960
2,700	Genesco, Inc. *	193,455
3,000	Genuine Parts Co.	188,250
2,000	Gildan Activewear, Inc.	55,100
6,000	Johnson Controls, Inc.	194,880
4,000	Life Time Fitness, Inc. *	202,280
14,000	LKQ Corp. *	436,380
2,000	McDonald’s Corp.	196,200
5,400	Monro Muffler Brake, Inc.	224,046
2,000	NIKE, Inc. Class B	216,880
4,000	O’Reilly Automotive, Inc. *	365,400
3,600	Peet’s Coffee & Tea, Inc. *	265,320
3,700	Penn National Gaming, Inc. *	159,026
1,500	Pool Corp.	56,130
6,000	PVH Corp.	535,980
1,000	Ralph Lauren Corp.	174,330
3,200	Signet Jewelers Ltd.	151,296
3,000	Starbucks Corp.	167,670
4,000	Sturm, Ruger & Co., Inc.	196,400
3,000	Tim Hortons, Inc.	160,620
18,000	TJX Companies, Inc. (The)	714,780
5,000	Ulta Salon, Cosmetics & Fragrance, Inc.	464,450
2,000	Under Armour, Inc. Class A *	188,000
3,400	Warnaco Group, Inc. (The) *	198,560
4,000	Williams-Sonoma, Inc.	149,920
4,000	Wolverine World Wide, Inc.	148,720
9,400	Yum! Brands, Inc.	669,092
		10,443,133

Shares		Value
	CONSUMER STAPLES (4.4%)
2,800	British American Tobacco PLC ADR	$283,416
12,800	Church & Dwight Co., Inc.	629,632
3,400	Corn Products International, Inc.	196,010
2,000	Costco Wholesale Corp.	181,600
4,000	Energizer Holdings, Inc. *	296,720
15,450	Flowers Foods, Inc.	314,717
4,000	General Mills, Inc.	157,800
3,000	Harris Teeter Supermarkets, Inc.	120,300
3,000	Herbalife Ltd.	206,460
14,400	Hormel Foods Corp.	425,088
2,000	PepsiCo, Inc.	132,700
3,000	TreeHouse Foods, Inc. *	178,500
3,300	Whole Foods Market, Inc.	274,560
		3,397,503

	ENERGY (1.0%)
3,000	Concho Resources, Inc. *	306,240
5,400	FMC Technologies, Inc. *	272,268
3,000	Rosetta Resources, Inc. *	146,280
		724,788

	FINANCIALS (6.4%)
4,000	Affiliated Managers Group, Inc. *	447,240
6,300	AFLAC, Inc.	289,737
6,400	American Tower Corp. REIT	403,328
3,000	Ameriprise Financial, Inc.	171,390
11,700	Arch Capital Group Ltd. *	435,708
4,400	Bank of Montreal	261,448
5,500	Bank of Nova Scotia	308,220
3,300	BlackRock, Inc.	676,170
9,700	Eaton Vance Corp.	277,226
2,400	FBL Financial Group, Inc. Class A	80,880
7,000	HCP, Inc. REIT	276,220
2,000	M&T Bank Corp.	173,760
1,800	Portfolio Recovery Associates, Inc. *	129,096
2,000	ProAssurance Corp.	176,220
6,000	Royal Bank of Canada	348,300
3,000	Saul Centers, Inc. REIT	121,080
3,000	Stifel Financial Corp. *	113,520
3,800	T. Rowe Price Group, Inc.	248,140
		4,937,683

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2012

Shares		Value
	HEALTH CARE (9.7%)
14,000	Akorn, Inc. *	$163,800
11,000	Alexion Pharmaceuticals, Inc. *	1,021,460
2,800	Allergan, Inc.	267,204
2,400	Bio-Reference Laboratories, Inc. *	56,424
3,000	Cerner Corp. *	228,480
6,000	Edwards Lifesciences Corp. *	436,380
4,000	Endo Pharmaceuticals Holdings, Inc. *	154,920
8,800	Express Scripts, Inc. *	476,784
4,600	Fresenius Medical Care AG & Co. KGaA ADR	324,990
5,700	Henry Schein, Inc. *	431,376
6,000	HMS Holdings Corp. *	187,260
7,000	IDEXX Laboratories, Inc. *	612,150
8,000	MAKO Surgical Corp. *	337,200
2,000	Mednax, Inc. *	148,740
2,000	Mettler-Toledo International, Inc. *	369,500
2,800	MWI Veterinary Supply, Inc. *	246,400
5,750	Neogen Corp. *	224,652
2,000	Novo Nordisk A/S ADR	277,420
700	Orthofix International N.V. *	26,306
7,000	Owens & Minor, Inc.	212,870
9,000	ResMed, Inc. *	278,190
3,600	SXC Health Solutions Corp. *	269,856
6,000	Teva Pharmaceutical Industries Ltd. ADR	270,360
2,300	Thermo Fisher Scientific, Inc.	129,674
3,000	Universal Health Services, Inc. Class B	125,730
5,400	Volcano Corp. *	153,090
		7,431,216

	INDUSTRIALS (15.2%)
7,000	Actuant Corp. Class A	202,930
6,600	Acuity Brands, Inc.	414,678
11,250	AMETEK, Inc.	545,737
3,000	C.H. Robinson Worldwide, Inc.	196,470
6,400	Canadian National Railway Co.	508,352
5,000	Chicago Bridge & Iron Co. N.V.	215,950

Shares		Value
3,300	CLARCOR, Inc.	$161,997
3,000	Clean Harbors, Inc. *	201,990
3,600	Colfax Corp. *	126,864
5,400	Danaher Corp.	302,400
8,000	Donaldson Co., Inc.	285,840
5,000	Eaton Corp.	249,150
5,000	EnerSys *	173,250
3,300	Esterline Technologies Corp. *	235,818
5,000	Exelis, Inc.	62,600
2,000	FedEx Corp.	183,920
3,000	HEICO Corp.	154,770
4,000	IDEX Corp.	168,520
3,000	IHS, Inc. Class A *	280,950
2,800	II-VI, Inc. *	66,220
2,500	ITT Corp.	57,350
3,300	J.B. Hunt Transport Services, Inc.	179,421
11,400	Kansas City Southern *	817,266
4,400	Kirby Corp. *	289,476
3,500	L-3 Communications Holdings, Inc.	247,695
15,000	Republic Services, Inc.	458,400
3,000	Rockwell Collins, Inc.	172,680
9,000	Rollins, Inc.	191,520
4,600	Roper Industries, Inc.	456,136
5,000	Rush Enterprises, Inc. Class A *	106,100
8,600	Stericycle, Inc. *	719,304
3,000	Teledyne Technologies, Inc. *	189,150
3,000	Toro Co. (The)	213,330
2,500	TransDigm Group, Inc. *	289,400
3,000	U.S. Ecology, Inc.	65,220
2,400	Union Pacific Corp.	257,952
800	United Stationers, Inc.	24,824
5,000	United Technologies Corp.	414,700
2,000	Valmont Industries, Inc.	234,820
3,200	W.W. Grainger, Inc.	687,392
15,750	Waste Connections, Inc.	512,348
5,600	Woodward Inc.	239,848
5,000	Xylem, Inc.	138,750
		11,701,488

	INFORMATION TECHNOLOGY (9.9%)
3,000	Accenture PLC Class A	193,500
2,000	Alliance Data Systems Corp. *	251,920
10,000	Amphenol Corp. Class A	597,700
2,400	Anixter International, Inc. *	174,072
15,000	ANSYS, Inc. *	975,300

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
600	Apple, Inc. *	$359,682
5,400	Avago Technologies Ltd.	210,438
1,000	Blackbaud, Inc.	33,230
4,000	Check Point Software Technologies Ltd. *	255,360
4,000	Cognizant Technology Solutions Corp. Class A *	307,800
3,000	Coherent, Inc. *	174,990
4,400	CommVault Systems, Inc. *	218,416
2,500	Equinix, Inc. *	393,625
5,100	j2 Global, Inc.	146,268
3,600	Liquidity Services, Inc. *	161,280
500	MasterCard, Inc. Class A	210,270
4,000	MICROS Systems, Inc. *	221,160
4,000	Rackspace Hosting, Inc. *	231,160
4,500	Salesforce.com, Inc. *	695,295
5,700	Synchronoss Technologies, Inc. *	181,944
6,000	Taleo Corp. Class A *	275,580
9,000	TIBCO Software, Inc. *	274,500
3,000	Ultimate Software Group, Inc. (The) *	219,840
6,000	VeriFone Systems, Inc. *	311,220
2,100	VMware, Inc. Class A *	235,977
4,000	Wright Express Corp. *	258,920
		7,569,447

	MATERIALS (5.7%)
4,000	Air Products & Chemicals, Inc.	367,200
4,000	Albemarle Corp.	255,680
7,000	AptarGroup, Inc.	383,390
3,200	Balchem Corp.	96,800
3,700	Ball Corp.	158,656
1,000	CF Industries Holdings, Inc.	182,650
6,000	Crown Holdings, Inc. *	220,980
2,700	Cytec Industries, Inc.	164,133
3,400	Hawkins, Inc.	126,480
2,000	NewMarket Corp.	374,800
5,400	Praxair, Inc.	619,056
6,000	Rockwood Holdings, Inc. *	312,900
3,100	Scotts Miracle-Gro Co. (The) Class A	167,896
8,400	Sigma-Aldrich Corp.	613,704
2,000	TPC Group, Inc. *	88,420
5,200	Valspar Corp. (The)	251,108
		4,383,853

Shares		Value
	TELECOMMUNICATION SERVICES (1.1%)
2,400	AboveNet, Inc. *	$198,720
4,000	Crown Castle International Corp. *	213,360
9,000	SBA Communications Corp. Class A *	457,290
		869,370

	UTILITIES (1.4%)
4,000	ITC Holdings Corp.	307,760
3,300	NSTAR	160,479
2,000	ONEOK, Inc.	163,320
3,000	Questar Corp.	57,780
2,600	South Jersey Industries, Inc.	130,104
6,000	Wisconsin Energy Corp.	211,080
		1,030,523
	TOTAL COMMON STOCKS (Cost $31,869,919) (68.4%)	52,489,004

Principal Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.0%)
$261,824	Federal Home Loan Mortgage Corp. 4.50%, 6/15/23	266,388
441,295	Federal Home Loan Mortgage Corp. 4.50%, 10/15/27	459,429
346,383	Federal Home Loan Mortgage Corp. 4.50%, 3/15/36	358,955
216,005	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316 5.00%, 9/1/21	233,012
1,500,000	Federal National Mortgage Association 1.25%, 1/30/17	1,503,636
112,043	Federal National Mortgage Association 5.00%, 12/25/32	114,773
804,087	Federal National Mortgage Association 4.50%, 10/25/39	874,490
666,436	Federal National Mortgage Association 4.50%, 4/1/40	709,872
113,745	Federal National Mortgage Association 4.50%, 7/1/40	121,159
499,950	Federal National Mortgage Association Pool #MA3894 4.00%, 9/1/31	530,536

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2012

Principal
Amount		Value
$634,574	Government National Mortgage Association 5.50%, 1/15/36	$710,438
994,448	Government National Mortgage Association 3.00%, 10/20/40	1,027,788
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,748,457) (9.0%)	6,910,476
CORPORATE BONDS & NOTES (9.0%)

	COMMUNICATIONS (3.2%)
1,000,000	BellSouth Corp., 5.20%, 9/15/14	1,100,563
1,000,000	Verizon Communications, Inc., 8.75%, 11/1/18	1,357,026
		2,457,589

	CONSUMER, NON-CYCLICAL (0.7%)
500,000	JM Smucker Co. (The), 3.50%, 10/15/21	506,562

	DIVERSIFIED (1.9%)
500,000	General Electric Capital Corp. MTN, 3.35%, 10/17/16	530,424
1,000,000	Goldman Sachs Group, Inc. (The), 0.92%, 3/22/16 (1)	912,782
		1,443,206

	ENERGY (2.0%)
300,000	Husky Energy, Inc., 3.95%, 4/15/22	304,431
500,000	ONEOK, Inc., 4.25%, 2/1/22	506,068
700,000	Schlumberger Investment SA, 3.30%, 9/14/21 (2)	709,198
		1,519,697

	FINANCIAL (0.6%)
500,000	Lincoln National Corp., 4.20%, 3/15/22	501,297

	INDUSTRIAL (0.6%)
500,000	Ryder System, Inc. MTN, 2.50%, 3/1/17	502,900
	TOTAL CORPORATE BONDS & NOTES (Cost $6,475,921) (9.0%)	6,931,251

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (10.1%)

	U.S. TREASURY NOTES & BONDS (10.1%)
$600,000	U.S. Treasury Bonds, 6.25%, 8/15/23	$831,000
1,000,000	U.S. Treasury Bonds, 5.50%, 8/15/28	1,338,438
500,000	U.S. Treasury Notes, 0.25%, 2/28/14	499,258
1,000,000	U.S. Treasury Notes, 1.88%, 4/30/14	1,030,938
1,000,000	U.S. Treasury Notes, 2.00%, 4/30/16	1,047,578
1,000,000	U.S. Treasury Notes, 0.88%, 1/31/17	993,828
300,000	U.S. Treasury Notes, 2.25%, 7/31/18	314,859
700,000	U.S. Treasury Notes, 1.75%, 10/31/18	711,102
1,000,000	U.S. Treasury Notes, 1.38%, 12/31/18	989,453
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,786,655) (10.1%)	7,756,454
	TOTAL INVESTMENT SECURITIES (96.5%) (Cost $52,880,952)	74,087,185

SHORT-TERM INVESTMENTS (3.5%)

	REPURCHASE AGREEMENTS (3.5%)
2,700,000	With Morgan Stanley, 0.08%, dated 03/30/12, due 04/02/12, delivery value $2,700,018 (collateralized by $2,680,000 U.S. Treasury Notes 1.75% due 01/13/14, with a value of $2,757,501)	2,700,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,700,000) (3.5%)	2,700,000

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Principal Amount	Value

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)	$26,705

NET ASSETS (100%)	$76,813,890

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($76,813,890 ÷ 3,393,063 shares outstanding)	$22.64

*	Non-income producing.
(1)	Floating rate note. The interest rate shown reflects the rate as of March 31, 2012.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2012

Assets:
Investment securities, at value (Cost - $52,880,952)	$74,087,185
Repurchase agreement (Cost - $2,700,000)	2,700,000
Cash	129,793
Interest and dividends receivable	185,779
Receivable for capital shares sold	84,390
Prepaid expenses	14,718
Other	2,832
Total Assets	77,204,697

Liabilities:
Payable for securities purchased	304,826
Accrued expenses:
Advisory fee	41,296
Service and distribution plan fees	9,584
Directors’ fees and expenses	271
Other	34,830
Total Liabilities	390,807
Net Assets	$76,813,890

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 3,393,063 shares)	$3,393
Additional paid-in capital	53,894,395
Undistributed net investment income	22,351
Accumulated net realized gain on investments and foreign currency	1,687,515
Net unrealized appreciation of investments and foreign currency translations	21,206,236
Net Assets	$76,813,890

Net Asset Value, Offering and Redemption Price per Outstanding Share ($76,813,890 ÷ 3,393,063 shares outstanding)	$22.64

Statement of Operations
for the Year Ended March 31, 2012

Investment Income:
Interest	$532,229
Dividends (net of foreign withholding tax of $7,279)	444,193
Total Income	976,422
Expenses:
Advisory fee	419,065
Service and distribution plan fees	161,179
Auditing and legal fees	71,769
Custodian fees	59,091
Printing and postage	43,602
Transfer agent fees	42,528
Registration and filing fees	30,899
Directors’ fees and expenses	14,134
Insurance	7,742
Other	11,185
Total Expenses Before Fees Waived and Custody Credits	861,194
Less: Service and Distribution Plan Fees Waived	(64,471)
Less: Custody Credits	(170)
Net Expenses	796,553
Net Investment Income	179,869

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	3,761,663
Change in Net Unrealized
Appreciation/(Depreciation)	2,292,108
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	6,053,771
Net Increase in Net Assets from Operations	$6,233,640

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets for the Years Ended March 31, 2012 and 2011

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

Operations:
Net investment income	$179,869	$225,045
Net realized gain on investments and foreign currency	3,761,663	4,368,690
Change in net unrealized appreciation/(depreciation)	2,292,108	6,071,286
Net increase in net assets from operations	6,233,640	10,665,021

Distributions to Shareholders:
Net investment income	(383,630)	(278,217)
Net realized gain from investment transactions	(1,632,935)	—
Total Distributions	(2,016,565)	(278,217)

Capital Share Transactions:
Proceeds from sale of shares	16,487,850	2,868,679
Proceeds from reinvestment of dividends and distributions to shareholders	1,922,659	265,879
Cost of shares redeemed	(8,966,349)	(9,321,763)
Net increase/(decrease) in net assets from capital share transactions	9,444,160	(6,187,205)
Total Increase in Net Assets	13,661,235	4,199,599

Net Assets:
Beginning of year	63,152,655	58,953,056
End of year	$76,813,890	$63,152,655
Undistributed net investment income, at end of year	$22,351	$226,115

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Asset Allocation Fund, Inc.

March 31, 2012

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$52,489,004	$0	$0	$52,489,004
U.S. Government Agency Obligations	0	6,910,476	0	6,910,476
Corporate Bonds & Notes	0	6,931,251	0	6,931,251
U.S. Treasury Obligations	0	7,756,454	0	7,756,454
Short-Term Investments	0	2,700,000	0	2,700,000
Total Investments in Securities	$52,489,004	$24,298,181	$0	$76,787,185

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Fund is currently assessing the impact of this guidance on its financial statements.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended March 31, 2012, there was no significant transfer activity between Level 1 and Level 2.

For the year ended March 31, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended March 31, 2009 through March 31, 2012), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/(depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Value Line Asset Allocation Fund, Inc.

March 31, 2012

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2012	Year Ended March 31, 2011
Shares sold	766,221	147,837
Shares issued to shareholders in reinvestment of dividends and distributions	93,697	13,149
Shares redeemed	(420,846)	(491,844)
Net increase/decrease	439,072	(330,858)
Dividends per share from net investment income	$0.1285	$0.0923
Distributions per share from net realized gains	$0.5469	$—

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

		Year Ended March 31, 2012
Purchases:
U.S. Government Agency Obligations		$19,578,399
Other Investment Securities		21,522,956
Total Purchases		$41,101,355
Sales:
U.S. Government Agency Obligations		$16,197,287
Other Investment Securities		17,532,683
Total Sales		$33,729,970

4. Income Taxes

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$55,600,982
Gross tax unrealized appreciation	21,487,815
Gross tax unrealized depreciation	(301,612)
Net tax unrealized appreciation on investments	$21,186,203
Undistributed ordinary income	$22,351
Undistributed long-term gain	$1,777,717

During the year ended March 31, 2012, as permitted under federal income tax regulations, the Fund elected to defer $70,172 of post-October net short term capital losses and utilized $441,175 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $3 and increased accumulated net realized gain on investments by $3. These reclassifications were primarily due to differing treatments of foreign currency gain/losses for tax purposes. Net assets were not affected by this reclassification.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Fund after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

The tax composition of dividends paid during the years ended March 31, 2012 and March 31, 2011 is as follows:

	March 31, 2012	March 31, 2011
Ordinary income	$383,630	$278,217
Long-term capital gains	1,632,935	—
	$2,016,565	$278,217

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $419,065 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended March 31, 2012. The fee was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2012, fees amounting to $161,179 before fee waivers, were accrued under the Plan. Effective March 1, 2009 through July 31, 2012, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for one year periods. For the year ended March 31, 2012, the fees waived amounted to $64,471. The Distributor has no right to recoup previously waived amounts.

For the year ended March 31, 2012, the Fund’s expenses were reduced by $170 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At March 31, 2012, the officers and directors of the Fund as a group owned 1,114 shares, representing less than 1% of the outstanding shares.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$21.38	$17.95	$13.77		$20.31	$21.54

Income from investment operations:
Net investment income	0.06	0.08	0.12		0.13	0.13
Net gains or (losses) on securities
(both realized and unrealized)	1.88	3.44	4.20		(6.13)	0.45
Total from investment operations	1.94	3.52	4.32		(6.00)	0.58

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.14)		(0.07)	(0.17)
Distributions from net realized gains	(0.55)	—	—		(0.47)	(1.64)
Total distributions	(0.68)	(0.09)	(0.14)		(0.54)	(1.81)
Net asset value, end of year	$22.64	$21.38	$17.95		$13.77	$20.31

Total return	9.38%	19.65%	31.40%		(29.62)%	2.18%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$76,814	$63,153	$58,953		$63,943	$135,906
Ratio of expenses to average net assets(1)	1.34%	1.26%	1.31	%(2)	1.19%	1.10%
Ratio of expenses to average net assets(3)	1.24%	1.16%	1.16	%(4)	1.17%	1.09%
Ratio of net investment income to average net assets	0.28%	0.39%	0.43%		0.49%	0.61%
Portfolio turnover rate	53%	34%	30%		20%	25%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.18% and 1.09% for the years ended March 31, 2009 and March 31, 2008, respectively, and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Value Line Asset Allocation Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Asset Allocation Fund, Inc. (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 24, 2012

Value Line Asset Allocation Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE ASSET ALLOCATION FUND, INC.

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Asset Allocation Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

          In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 13 other retail no load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

Value Line Asset Allocation Fund, Inc.

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-today management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”)3 after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

          The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund substantially outperformed both the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2011. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2011 was slightly above the performance of the Performance Universe average. The Board noted that the Fund’s performance was slightly below the performance of the Lipper Index for the three-year and five-year periods ended March 31, 2011, but above the performance of the Lipper Index for the ten-year period ended March 31, 2011.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average and the Expense Universe average, both before and after giving effect to fee waivers applicable to certain funds in the Expense Group and Expense Universe.4 The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

2 On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management. It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.
3 On December 23, 2010, the Distributor was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.
4 The same comparative results are also applicable for the Fund’s fiscal year ended March 31, 2011 for which unaudited financial data was available.

Value Line Asset Allocation Fund, Inc.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets for the one-year period ended July 31, 2011 and that the Distributor and the Board had agreed to extend this contractual Rule 12b-1 fee waiver through July 31, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of both the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.5 The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

          Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

5 The same comparative results are also applicable for the Fund’s fiscal year ended March 31, 2011 for which only unaudited financial data was available.

Value Line Asset Allocation Fund, Inc.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Asset Allocation Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 83.76% of the ordinary income distributions paid during the fiscal year ended March 31, 2012 qualify for the corporate dividends received deductions. During the fiscal year ended March 31, 2012, 100% of the ordinary income distributions are treated as qualified dividends. The Fund distributed $1,632,935 from long-term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 12 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief  Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 2000	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 2000	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004- 2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2012 - $18,618
Audit Fees 2011 - $10,010

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2012 -$7,284
Tax Preparation Fees 2011 -$6,395

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approv by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2012 -$1,550
Aggregate Non-Audit Fees 2011 -$2,400

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D, Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 11, 2012